LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP State Street Bond Index Fund

LVIP State Street Emerging Markets Equity Index Fund

LVIP State Street International Index Fund

LVIP State Street Mid-Cap Index Fund

LVIP State Street S&P 500 Index Fund

LVIP State Street Short-Term Bond Index Fund

LVIP State Street Small-Cap Index Fund

Supplement Dated May 26, 2026

to the Summary and Statutory Prospectuses dated May 1, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP State Street Bond Index Fund, LVIP State Street Emerging Markets Equity Index Fund, LVIP State Street International Index Fund, LVIP State Street Mid-Cap Index Fund, LVIP State Street S&P 500 Index Fund, LVIP State Street Short-Term Bond Index Fund, and LVIP State Street Small-Cap Index Fund (each a “Fund” and collectively, the “Funds”). You may obtain copies of the Funds’ Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the Funds’ Summary and Statutory Prospectuses are revised as follows:

1.	The following supplements the information under the Principal Investment Strategies section of each Fund’s Summary and Statutory Prospectuses.

The Fund intends to be diversified in approximately the same proportion as the Index. The Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.

2.	The following supplements the information under the Additional Information about the Fund - Investment Objective and Principal Investment Strategies sections of each Fund’s Statutory Prospectus:

The Fund intends to be diversified in approximately the same proportion as the Index. The Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.

3.	The following supplements the information under the Principal Risks section of each Fund’s Summary and Statutory Prospectuses.

Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE